Exhibit 10

                  UNANIMOUS WRITTEN CONSENT OF THE DIRECTOR OF

                             PMI CONSTRUCTION GROUP

         Pursuant to Section 78.315 of the Nevada Revised Statutes, the undersigned, being the sole member of the Board of Directors of PMI Construction Group (the "Company"), a Nevada corporation, and in lieu a meeting of the Board of Directors, hereby consents in writing to the action of the Board of Directors set forth in the following resolutions:

                            ISSUANCE OF NOTES PAYABLE

WHEREAS: The Director of the Company has deemed it to be in the best interest of the Company to undertake a filing of corporate information, including financial statements and other disclosure documents with the Securities and Exchange Commission on a Form 10-SB, and to sign such Form 10-SB and make such representations as may be true, accurate, and correct.

AND WHEREAS: The aforementioned will result in retaining Denny W. Nestripke, CPA, to prepare financial statements for review and audit by the Company's auditors, as well as a review of the actual Form 10-SB and the preparation of exhibits and coordinating the efforts of the auditors, attorney, transfer agent and in the performance of other corporate matters.

AND WHEREAS: The Company shall retain the law firm of Victor Schwarz for the preparation of the Form 10-SB; the registered public accounting firm of Child, Van Wagoner, to perform audits of annual and reviews of quarterly financial statements; and Colonial Stock Transfer to continue as the Company's stock transfer agent.

AND WHEREAS: The Company may have additional cost that may be incurred in the furtherance of the resolutions contained herein and in its objective of seeking a business venture.


BE IT HEREBY RESOLVED: That the President of the Company execute an Unsecured Promissory Demand Note payable to Gene Gronning, it's President, in the amount of $5,000 (Five Thousand Dollars), bearing interest at ten percent (10%) per annum commencing when the funds are deposited into the Company's bank account, with a due date of December 31, 2008, and such other provisions as the Company's President deems advisable.

BE IT FURTHER RESOLVED: That the President of the Company shall execute such additional Unsecured Promissory Demand Notes for up to an additional $25,000 (Twenty-Five Thousand Dollars) as the President deems necessary under the terms set forth above, to have money available for payment of fees incurred to further the reporting requirement that the Company has entered into pursuant to the Securities and Exchange Act of 1934 and to otherwise fulfill its business purpose as outlined in its Form10-SB filing.


         IN WITNESS WHEREOF, the undersigned has executed this Consent of the Board of Directors effective as of the 3rd day of August, 2007.




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Eugene Gronning, Sole Director